                                                                   EXHIBIT 10.52

              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


     This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of October 27, 1997 by and among Physician Health Corporation, a Delaware corporation ("PHC") and each person who executes this Agreement on the signature page hereof (each a "Stockholder" and collectively the "Stockholders").

     WHEREAS, PHC and the Stockholders entered into the Registration Rights Agreement dated June 16, 1997 (the "Registration Rights Agreement"), which, among other things, superseded the then existing registration rights provided for in various registration rights agreements (the "Existing Registration Rights Documents") entered into by PHC and the holders of such rights (the "Existing Holders");

     WHEREAS, PHC and the Stockholders desire to amend and restate such Registration Rights Agreement as set forth herein; and

     WHEREAS, PHC and the Stockholders contemplate that other persons may become parties to this Agreement from time to time in the future;

     NOW, THEREFORE, the parties hereto agree as follows:

1. STOCKHOLDERS' PIGGYBACK REGISTRATION RIGHTS. (a) At any time following the date hereof, whenever PHC proposes to register any of its Common Stock for its own or others' account under the Securities Act of 1933, as amended (the "Securities Act") for a public offering for cash but specifically excluding registrations relating to (i) employee benefit plans, (ii) securities issued as consideration for an acquisition, or resales thereof by the sellers in the acquisition, registered on Form S-4 or a successor form under the Securities Act, (iii) an underwritten initial public offering of PHC's Common Stock (an "IPO") and (iv) an offering (including without limitation an offering related to a Demand Registration (as hereinafter defined)) pursuant to which PHC reasonably expects to receive less than $5,000,000 in gross proceeds, PHC will give each Stockholder prompt written notice of its intent to do so (a "Registration Notice") at least thirty (30) days prior to the filing of the related registration statement with the Securities and Exchange Commission (the "SEC"). Such notice shall specify the approximate date on which PHC proposes to file such registration statement and shall contain a statement that the Stockholders are entitled to participate in such offering and shall set forth the number of shares of Registrable Common (as hereinafter defined) that represents the best estimate of the lead managing underwriter (or if not known or applicable, PHC) that will be available for sale by the holders of Registrable Common in the proposed offering. If PHC shall have delivered a Registration Notice, each Stockholder shall be entitled to participate on the same terms and conditions as PHC (or, as may be applicable, the other selling stockholders) in the public offering to which such Registration Notice relates and to offer and sell shares of Registrable Common therein only to the extent provided in this Section 1.
                                                                  ---------
Each Stockholder desiring to participate in such offering shall notify PHC no later than ten
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(10) days following the date the Registration Notice is sent of the aggregate number of shares of Registrable Common that such Stockholder then desires to sell in the offering. If the lead managing underwriter or financial advisor for the public offering determines that marketing factors require a limitation on the number of shares of Registrable Common to be offered and sold as aforesaid and so notifies PHC in writing, the number of shares of Registrable Common to be offered and sold by holders desiring to participate in the offering shall be allocated as follows:

     (A) First, if the registration relates to a Demand Registration, to the Stockholders requesting that their shares be included in such Demand Registration pursuant to Sections 2 or 3.
                                   ---------------

     (B)  Second, to PHC for shares requested to be sold by it in such offering.

     (C) Third, to Stockholders requesting registration in such offering pro rata in accordance with the number of shares of Registrable Common requested by the Stockholders to be included in such offering.

     (b) In addition to the rights set forth in the preceding paragraph (a) and notwithstanding the exclusionary language contained in clauses (iii) and (iv) of the preceding paragraph (a), the Financier Holders (as hereinafter defined) also shall be entitled to register their shares of Registrable Common for resale in connection with a registration relating to PHC's IPO and in connection with a registration relating to an offering pursuant to which PHC reasonably expects to receive less than $5,000,000 in gross proceeds, subject to the other terms and conditions hereof (including but not limited to the pro rata allocation of the number of shares of Registrable Common to be offered and sold by Financier Holders in the offering in the event of a limitation on the number of shares to be registered) and only to the extent that the Financier Holders would otherwise be eligible to register such shares of Registrable Common hereunder. As used herein, the "Financier Holders" means (i) Paribas Capital Funding LLC (the "Subordinated Debtholder") to whom PHC issued certain warrants pursuant to the Warrant Agreement dated on or about October 22, 1997 (the "Warrant Agreement") and the transferees of the Subordinated Debtholder; (ii) the various persons (the "EGL Holders") to whom PHC issued its securities in connection with the Stock and Warrant Purchase Agreement dated December 29, 1995 among EGL Holdings, Inc., PHC and certain other persons and (iii) the various persons and their respective transferees (the "Weston Holders") to whom PHC issued its securities in connection with any of (A) the Securities Purchase Agreement dated June 16, 1997 among Weston Presidio Capital II, L.P., PHC and certain other persons, (B) the Warrant and Preferred Stock Commitment dated September 12, 1997, among Weston Presidio Capital II, L.P., PHC and certain other persons (the "Commitment"); and (C) the Securities Purchase Agreement (together with the Securities Purchase Agreement described in clause (A), the "Securities Purchase Agreements") dated on or about October 22, 1997, between PHC and Paribas Principal Incorporated.

     (c)  As used herein, "Registrable Common" means shares of PHC's Common
Stock

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that were issued to Stockholders that, as of the time of determination, have presently exercisable registration rights pursuant to the terms of this Agreement and shall include any shares of Common Stock issuable upon the conversion of warrants and additional shares of Common Stock issued or distributed in respect of any such shares by way of stock dividend or distribution or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise. "Registrable Common" includes, with respect to the Subordinated Debtholders only, shares of Common Stock issuable upon the conversion, exercise or exchange of warrants (the "Subordinated Warrants") originally issued to the Subordinated Debtholder in conjunction with the Warrant Agreement, as such Subordinated Warrants may be transferred or otherwise assigned, but only to the extent not heretofore exercised, redeemed or expired in accordance with their respective terms. "Registrable Common" also includes, with respect to the Weston Holders only, shares of Common Stock issuable upon the conversion, exercise or exchange of (i) PHC's Class B Redeemable Convertible Preferred Stock, par value $.01 per share, issued to the Weston Holders and (ii) Warrants (the "Weston Warrants") originally issued to the Weston Holders in conjunction with any of the Securities Purchase Agreements or the Commitment, as such Weston Warrants may be transferred or otherwise assigned, but only to the extent not heretofore exercised, redeemed or expired in accordance with their respective terms.

     For purposes of this Agreement, shares of Registrable Common other than shares of Registrable Common held by the Financier Holders will cease to be Registrable Common when and to the extent that (i) a registration statement covering such shares has been declared effective under the Securities Act and such shares have been disposed of pursuant to such effective registration statement, (ii) such shares are eligible to be distributed to the public pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act ("Rule 144(k)") or (iii) such shares have been otherwise transferred to another party and new certificates for such shares of Registrable Common not bearing a legend restricting further transfer shall have been delivered by PHC.

     Notwithstanding anything to the contrary contained herein (including, without limitation, Section 7 hereof), shares of Registrable Common held by
                    ---------
Financier Holders shall not cease to be Registrable Common for purposes of this Agreement until the first to occur of (i) October 28, 2004, (ii) such time as the shares of Registrable Common held by the Financier Holders constitute, in the aggregate, less than one and one-half percent (1-1/2%) of the shares of Common Stock then outstanding on a fully diluted basis, (iii) such time as a registration statement covering such shares has been declared effective under the Securities Act and such shares have been disposed of pursuant to such effective registration statement, (iv) such shares have been distributed to the public pursuant to Rule 144(k) or (v) such shares have been otherwise transferred to another party in a sale involving less than 50,000 shares and new certificates for such shares of Registrable Common not bearing a legend restricting further transfer shall have been delivered by PHC.

 2.  SUBORDINATED DEBTHOLDER DEMAND REGISTRATION RIGHTS.

     At any time after the earlier of (i) the date that is ninety (90) days following the date of

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the consummation of PHC's IPO, if any, and (ii) June 16, 2001, upon the written request of the holder or holders (the "Initiating Subordinated Debtholders") of twenty-five percent (25%) of the shares of the Registrable Common held by the Subordinated Debtholder and its assigns (together with the Subordinated Debtholder, the "Subordinated Debtholders"), requesting that PHC effect the registration under the Securities Act of all or part of such Initiating Subordinated Debtholders' shares of Registrable Common and specifying the intended method of disposition thereof, PHC shall promptly give written notice of such request to all other Subordinated Debtholders and to the WPC/EGL Holders (defined below) and thereupon PHC shall use its best efforts to effect as soon as practicable the registration under the Securities Act of:

          (i) first, the shares of Registrable Common with respect to which the Subordinated Debtholders and the WPC/EGL Holders shall have made a written request to PHC for registration within 30 days after the giving of such written notice by PHC (which request shall specify the intended method of disposition of such Registrable Common); provided, however, that in any event the Subordinated Debtholders requesting registration shall be entitled to registration of a minimum number of shares of the Registrable Common held by them equal to sixty percent (60%) of the number of shares to be included in such registration; and provided further that in any event the WPC/EGL Holders requesting registration shall be entitled to registration of a minimum number of shares of the Registrable Common held by them equal to forty percent (40%) of the number of shares to be included in such registration;

          (ii) second, all shares of Common Stock which PHC may elect to register in connection with the offering of Registrable Common pursuant to this Section 2, whether for its own account or for the account of a
          ---------
     Stockholder pursuant to Section 1,
                             ---------

all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Common and the additional shares of Common Stock, if any, to be registered; provided, however, that PHC shall be obligated to effect only two registrations pursuant to this
Section 2 and PHC shall not be obligated to effect more than one registration
---------
pursuant to this Section 2 in any 12-month period.  The proposed offering to be
                 ---------
registered under this Section 2, if underwritten, must have as a managing
                      ---------
underwriter a regionally or nationally recognized firm approved by a disinterested majority of PHC's Board of Directors and by the Subordinated Debtholders owning at least two thirds of the shares of Registrable Common then held by all the Subordinated Debtholders on an as converted basis, whose approval shall not be unreasonably withheld. PHC shall not be obligated to effect a registration under this Section 2 if (i) less than 250,000 shares of
                                 ---------
Registrable Common are requested to be registered and (ii) such shares are eligible to be distributed to the public pursuant to Rule 144(k).

3.   WESTON HOLDERS AND EGL HOLDERS REGISTRATION RIGHTS.

     (a) If PHC shall receive at any time after the earlier of (i) June 16, 2001 or (ii) the

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date six months after the effective date of the first registration statement for a public offering of the securities of PHC, a written request from the Weston Holders and the EGL Holders (the Weston Holders and the EGL Holders together, the "WPC/EGL Holders") owning at least 25% of the shares of Registrable Common then held by all the WPC/EGL Holders that PHC effect the registration under the Securities Act of at least 25% of the shares of Registrable Common then held by the WPC/EGL Holders, then PHC shall, within five days after the receipt thereof, give written notice of such request to all WPC/EGL Holders and to the Subordinated Debtholders. Subject to the limitations of this Section 3, PHC
                                                             ---------
shall use its best efforts to effect such a registration as soon as practicable, and in any event to file within 90 days after the receipt of such request a registration statement under the Securities Act covering all the Registrable Common held by the WPC/EGL Holders and the Subordinated Debtholders which the WPC/EGL Holders and the Subordinated Debtholders shall request in writing to be included in the Registration Statement within 20 days after the receipt of such notice and any shares that PHC may wish to include, subject to any limitation imposed by the managing underwriters as set forth in Section 3(b). PHC shall use
                                                     ------------
its best efforts to cause such registration statement to become effective. PHC shall not be obligated to effect a registration under this Section 3 if the
                                                           ---------
shares of Registrable Common requested to be registered have an expected aggregate public offering price of less than $10,000,000.

     (b)  The proposed offering to be registered under this Section 3 must have
                                                            ---------
as a managing underwriter a regionally or nationally recognized firm approved by a disinterested majority of PHC's Board of Directors and by the WPC/EGL Holders owning at least two thirds of the shares of Registrable Common then held by all the WPC/EGL Holders on an as converted basis, whose approval shall not be unreasonably withheld. The right of any WPC/EGL Holder and/or Subordinated Debtholder to include its shares of Registrable Common in such registration shall be conditioned upon such WPC/EGL Holder's or Subordinated Debtholder's participation in such underwriting and the inclusion of such WPC/EGL Holder's or such Subordinated Debtholder's shares of Registrable Common in the underwriting. Notwithstanding any other provision of this Section 3, if the managing
                                            ---------
underwriter for the offering advises PHC in writing that marketing factors require a limitation of the number of shares to be underwritten, then PHC shall so advise all WPC/EGL Holders and Subordinated Debtholders holding shares of Registrable Common that would otherwise be underwritten, and the number of shares of Registrable Common that may be included in the underwriting shall be allocated: first, to the WPC/EGL Holders requesting registration in such offering pro rata in accordance with the number of shares of Registrable Common requested by the WPC/EGL Holders included in the offering, and second, to PHC (whether for its own account or for one or more Stockholders) for the shares requested to be sold by it in such offering. Notwithstanding the foregoing, in any event (i) the WPC/EGL Holders requesting registration shall be entitled to registration of a minimum number of shares of the Registrable Common held by them equal to sixty percent (60%) of the shares of Registrable Common to be included in such registration and (ii) the Subordinated Debtholders requesting registration shall be entitled to registration of a minimum number of shares of the Registrable Common held by them equal to forty percent (40%) of the shares of Registrable Common to be included in such registration. To the extent that PHC is permitted to effect registration of the

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

proposed offering under this Section 3 on Form S-3, PHC may elect not to use
                             ---------
underwriters for such offering.


     (c) Subject to the further provisions of this paragraph, PHC is obligated to effect only two registrations on Form S-1 pursuant to this Section 3 and only
                                                              ---------
one such registration in any 12-month period. For purposes of this paragraph, a registered offering on Form S-1 made pursuant to this Section 3 will not count
                                                      ---------
as a registration described above in the event that (i) less than 25% of the stock sold in such offering are shares of Registrable Common owned by WPC/EGL Holders or Subordinated Debtholders after the WPC/EGL Holders and/or Subordinated Debtholders requested that such shares of Registrable Common constitute at least 25% of the stock to be included in such offering or (ii) the WPC/EGL Holders and Subordinated Debtholders selling in such offering pay all the expenses of such offering otherwise payable by PHC under Section 11.
                                                             ----------

     (d) Except as otherwise set forth in this Agreement, in the event that PHC shall receive at any time after the earlier of (i) June 16, 2001 or (ii) the date six months after the effective date of the first registration statement for a public offering of the securities of PHC, a written request from a WPC/EGL Holder that PHC effect a registration on Form S-3 or any comparable or successor form or forms (and any related qualification or compliance with respect to all or a part of the Registrable Common owned by the WPC/EGL Holder(s) making such request), PHC shall:

          (i) Give written notice of the proposed registration, and any related qualification or compliance, to all other Stockholders in accordance with the terms of this Agreement, and

          (ii) Use its best efforts to effect, as soon as practicable, such registration, qualification or compliance as may be so requested and as would permit or facilitate the sale and distribution of all of such Registrable Common as are specified in such written request given within 30 days after mailing of such written notice by PHC;

provided, however, that PHC shall not be obligated to effect any such
--------  -------
registration, qualification or compliance if (A) Form S-3 is not available for such offering; (B) the aggregate offering price, minus underwriting discounts and commissions, of the Registrable Common specified in such request is not reasonably expected by PHC to be at least $1,000,000; or (C) PHC shall furnish to the requesting WPC/EGL Holders a certificate signed by the President of PHC stating that in the good faith judgment of the Board of Directors of PHC, it would not be in the best interests of PHC and its stockholders for such Form S-3 registration to be effected at such time, in which event PHC shall have the right to defer the filing of the Form S-3 registration for a period of not more than 90 days after receipt of the request of the WPC/EGL Holder under this
Section 3(d); provided, however, that PHC shall not utilize this right more than
------------  --------  -------
once in any 12-month period.

4.   [RESERVED]

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

5.   REGISTRATION PROCEDURES.  Except as set forth to the contrary in Sections 2
                                                                      ----------
and 3:
-----

     (a)  In connection with a registration pursuant to Sections 2 or 3 hereof
                                                        ---------------
(a "Demand Registration"), the holders of a majority of shares of Registrable Common (excluding Stockholders participating in the Demand Registration solely pursuant to Section 1) included in such Demand Registration, in their sole
            ---------
discretion, shall determine whether (a) to proceed with, withdraw from or terminate such offering, (b) to enter into an underwriting agreement for such offering and (c) to take such actions as may be necessary to close the sale of Registrable Common contemplated by such offering, including, without limitation, waiving any conditions to closing such sale that may not have been fulfilled.
In the event such holders exercise their discretion under this paragraph to terminate a proposed Demand Registration, the terminated Demand Registration shall not constitute a Demand Registration (i) if the determination to terminate such Demand Registration follows the exercise by PHC of any of its rights provided by the next two paragraphs of this Section 5, (ii) if the determination
                                            ---------
to terminate such Demand Registration is related to a material adverse change in the business, properties, condition (financial or otherwise) or results of operations of PHC or (iii) if, promptly upon such termination, such holders pay the expenses that PHC would otherwise be obligated to pay pursuant to Section 11
                                                                      ----------
that relate solely to the terminated Demand Registration.

     (b) Notwithstanding the foregoing paragraph, if PHC shall furnish to the Stockholders requesting a Demand Registration a certificate signed by the President of PHC stating that in the good faith judgment of the Board of Directors of PHC, it would be seriously detrimental to PHC and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, PHC shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Stockholders; provided, however, that the PHC may not utilize this right more than once with respect to each of (i) the Subordinated Debtholders and (ii) the WPC/EGL Holders in any twelve month period. PHC shall promptly give notice to the applicable holders of Registrable Common at the end of any delay period under this paragraph.

     (c) Notwithstanding the foregoing two paragraphs, if at the time of any request by the Stockholders for a Demand Registration, PHC has fixed plans, as evidenced by resolutions previously adopted by PHC's Board of Directors, to file within ninety (90) days after such request for the sale of any of its securities in a public offering under the Securities Act, no Demand Registration shall be initiated until ninety (90) days after the effective date of such registration unless PHC is no longer proceeding diligently to effect such registration; provided that PHC shall provide the Stockholders the right to participate in such public offering pursuant to, and subject to, the terms of this Section 5.
                                                                    ---------

     (d) In connection with Demand Registrations, PHC shall (a) use its best efforts to prepare and file with the SEC as soon as reasonably practicable, a registration statement with respect to the Registrable Common and use its best efforts to cause such registration to promptly become and remain effective for a period of at least nine months (or such shorter period during which holders shall have sold all Registrable Common which they requested to be registered) provided, however, that (i) such nine month period shall be extended for a period equal to the period that a Stockholder agrees to refrain from selling any securities included in such registration in accordance with Section 9 hereof and (ii) in the case of any registration of a
     ---------
Stockholder's shares of Registrable Common on Form S-3 which is intended to be offered on a continuous or delayed basis, such nine month period shall be extended, if necessary, to keep the registration statement effective until all such shares of Registrable Common are sold; (b) prepare and file with the SEC such amendments (including post-effective amendments) to such registration statement and supplements to the related prospectus to appropriately reflect the plan of distribution of the securities registered thereunder until the completion of the distribution contemplated by such registration statement or for so long thereafter as a dealer is required by law to deliver a prospectus in connection with the offer and sale of the shares of Registrable Common covered by such registration statement and/or as shall be necessary so that neither such registration statement nor the related prospectus shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and so that such registration statement and the related prospectus will otherwise comply with applicable legal requirements; (c) provide to any Stockholder entitled to and requesting to include shares of Registrable Common in such registration statement and a single counsel (if any) for all holders of Registrable Common requesting to include shares of Registrable Common in such registration statement, which counsel shall be selected by the holders of a majority of shares of Registrable Common requested to be included in such registration statement and shall be reasonably satisfactory to PHC, an opportunity to review and provide comments with respect to such registration statement (and any post-effective amendment thereto) and each prospectus included therein or filed with the SEC prior to such registration statement (or post-effective amendment) becoming effective; (d) use its best efforts to register and qualify the shares of Registrable Common covered by such registration statement under applicable securities or "Blue Sky" laws of such jurisdictions as the Stockholders shall reasonably request for the distribution of the Registrable Common and do all other reasonable acts which may be necessary or advisable to enable such Stockholders to consummate the disposition in such jurisdictions of their Registrable Common covered by such registration statement; (e) take such other actions as are reasonable and necessary to comply with the requirements of the Securities Act and the rules and regulations thereunder; (f) furnish such number of prospectuses (including preliminary prospectuses), registration statements and documents incident thereto as a Stockholder from time to time may reasonably request; (g) provide to any Stockholder requesting to include Registrable Common in such registration statement and any managing underwriter participating in any distribution thereof, and to any attorney, accountant or other agent retained by such Stockholder or managing underwriter, reasonable access to appropriate officers and directors of PHC to ask questions and to obtain information reasonably requested by any such Stockholder, managing underwriter, attorney, accountant or other agent in connection with a reasonable investigation within the meaning of the Securities Act to protect themselves from liability thereunder arising from such registration statement or any amendment thereto, provided, however, that
(i) in connection with any such access or request, any such requesting persons shall cooperate to the extent reasonably practicable to minimize any disruption to the operation by PHC of its business and (ii) any records, information or documents shall be kept confidential by such requesting persons, unless (A) such records, information or documents are in the public domain or otherwise publicly available or (B) disclosure of such records, information or documents is required by court or administrative order or by applicable law (including, without limitation, the Securities Act); (h) list or include such Registrable Common on any securities exchange on which any stock of PHC is then listed or included, if the listing or inclusion of such Registrable Common is then permitted under the rules of such exchange or, if PHC does not have a class of equity securities listed on a national securities exchange, PHC shall apply for qualification and shall use its best efforts to qualify the Registrable Common being registered for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. or an exchange; (i) use its best efforts to keep the Stockholders informed of PHC's best estimate of the earliest date on which such registration statement or any post-effective amendment thereto will become effective and will notify each Stockholder and the managing underwriters participating in the distribution pursuant to such registration statement promptly (i) when PHC is informed that such registration statement or any post-effective amendment to such registration statement becomes effective, (ii) of any request by the SEC for an amendment or any supplement to such registration statement or any related prospectus, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any related prospectus or the initiation or threat of any proceeding for that purpose, (iv) of the suspension of the qualification of any shares of Registrable Common included in such registration statement for sale in any jurisdiction or the initiation or threat of a proceeding for that purpose, (v) of any determination by PHC that an event has occurred which makes untrue any statement of a material fact made in such registration statement or any related prospectus or which requires the making of a change in such registration statement or any related prospectus in order that the same will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (vi) of the completion of the distribution contemplated by such registration statement if it relates to an offering by PHC; and (j) in the event of the issuance of any stop order suspending the effectiveness of such registration statement or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any shares of Registrable Common included in such registration statement for sale in any jurisdiction, use its best efforts promptly to obtain its withdrawal.

6. UNDERWRITING AGREEMENT. In connection with each registration pursuant to Sections 1, 2 and 3 covering an underwritten registered public offering, PHC and
-------------------
each participating Stockholder agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of PHC's size and investment stature, including provisions for indemnification by PHC, and, whether or not an underwriting agreement is entered into, PHC shall on the date that Registrable Common held by participating Stockholders are delivered to the underwriters, if any, for sale in connection with a registration pursuant to this Agreement or otherwise offered for such sale:

     (a) make such representations and warranties to the Stockholders participating in such registration and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in comparable underwritten offerings;

     (b) obtain opinions of counsel to PHC and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority in number of the shares Registrable Common being sold) addressed to such holders and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and the underwriters, if any;

     (c) obtain "cold comfort" letters and updates thereof from PHC's independent certified public accountants addressed to the selling holders of Registrable Common and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by independent accountants in connection with underwritten offerings on such date or dates as may be reasonably requested by the managing underwriter and the holders of a majority in number of the shares of Registrable Common being sold;

     (d) deliver such documents and certificates as may be reasonably requested by the holders of a majority in number of shares of the Registrable Common being sold and the managing underwriters, if any, to evidence compliance with any customary conditions contained in the underwriting agreement, if any; and

     (e) provide a transfer agent and registrar for such Registrable Common not later than the effective date of the associated registration statement.

7. AVAILABILITY OF RULE 144(K). Notwithstanding anything contained herein to the contrary, PHC shall not be obligated to register shares of Registrable Common held by any Stockholder (other than the Financier Holders) at any time
(a) following the second annual anniversary of the date on which such Stockholder executed this Agreement or (b) for any Stockholder then owning less than 1% of PHC's then outstanding Common Stock when the resale provisions of Rule 144(k) promulgated under the Securities Act are available to such Stockholder or such Stockholder is otherwise entitled to sell the shares of Registrable Common held by him or her without registration under the Securities Act and without limitation as to volume or manner of sale or both.

8. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of the shares of Registrable Common held by the Stockholders to the public without registration, PHC agrees to:

     (a) make and keep public information available as those terms are understood and defined in Rule 144 promulgated under the Securities Act, at all times from and after ninety (90) days following the effective date of the Registration Statement;

     (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of PHC under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

     (c) take such action, including any voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is reasonably necessary to enable the Stockholders to utilize Form S-3 for the sale of their Registrable Common, such action to be taken as soon as practicable (but not later than 90 days) after the end of the fiscal year in which the first registration statement filed by PHC for the offering of its securities to the general public is declared effective; and

     (d) so long as a Stockholder owns any shares of Registrable Common, furnish to the Stockholder forthwith upon request a written statement by PHC as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of PHC, and such other reports and documents so filed as a Stockholder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Stockholder to sell any such securities without registration.

9. MARKET STANDOFF. In consideration of the granting to Stockholders of the registration rights pursuant to this Agreement, each Stockholder agrees that, for so long as such Stockholder holds shares of Registrable Common, except as permitted by Section 1 hereof, such Stockholder will not sell, transfer or
             ---------
otherwise dispose of, including without limitation through put or short sale arrangements, shares of Common Stock in the ten days prior to the effectiveness of any registration (other than pursuant to a registration statement on Form S-8 or Form S-4 or any successor forms) of Common Stock for sale to the public and for up to 90 days following the effectiveness of such registration, provided that (i) the underwriters for such offering reasonably request that the Stockholders be bound by such restrictions and (ii) all directors, executive officers and holders of more than five percent of the outstanding Common Stock agree to the same restrictions.

10. REGISTRATION ON FORM S-3. PHC shall use its best efforts to qualify for a registration on Form S-3 or any comparable or successor form or forms.

11.  REGISTRATION EXPENSES.  Except as otherwise indicated in this Section 11,
                                                                   ----------
all expenses incurred in connection with any registration, qualification and compliance under this Agreement (including, without limitation, all registration, filing, qualification, legal, printing and accounting fees) shall be borne by PHC. All underwriting commissions and discounts applicable to shares of Registrable Common included in the registrations under this Agreement shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. Subject to the foregoing, all expenses incident to PHC's performance of or compliance with this Agreement, including, without limitation, all filing fees, fees and expenses of compliance with securities or blue sky laws (including, without limitation, fees and disbursements of counsel in connection with blue sky qualifications of the Registrable

Common), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of PHC's officers and employees performing legal or accounting duties), the fees and expenses applicable to shares of Registrable Common included in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by PHC are then listed, registrar and transfer agents' fees and fees and disbursements of counsel for PHC and its independent certified public accountants (including, without limitation, the expenses of any "cold comfort" letters required by or incident to such performance and the fees and expenses of any special audit required or incident to a registration hereunder), reasonable fees and disbursements of one law firm acting as counsel for the selling Stockholders, securities act liability insurance of PHC and its officers and directors (if PHC elects to obtain such insurance), the fees and expenses of any special experts retained by PHC in connection with such registration and fees and expenses of other persons retained by PHC incurred in connection with each registration hereunder (but not including, without limitation, any underwriting fees, discounts or commissions attributable to the sale of Registrable Common, fees and expenses of counsel and any other special experts retained by the holders of Registrable Common in connection with a registration required hereunder, and transfer taxes, if any), will be borne by PHC.

12.  INDEMNIFICATION; CONTRIBUTION.

     (b) Indemnification by PHC.  PHC agrees to indemnify and hold harmless each
         ----------------------
Stockholder, its officers, directors, partners, agents, employees, representatives and each person or entity who controls such Stockholder (within the meaning of the Securities Act) with respect to which registration, qualification or compliance has been effected hereunder, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement (or alleged untrue statement) of material fact contained in any registration statement, any amendment or supplement thereto, any prospectus or preliminary prospectus or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation (or alleged violation) by PHC of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation under the Securities Act, the Exchange Act or any state securities law applicable to PHC and relating to action or inaction required of PHC in connection with such registration, qualification or compliance, except insofar as the same arise out of or are based upon any such untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon information with respect to such Stockholder furnished in writing to PHC by such Stockholder expressly for use therein. In connection with an underwritten offering, PHC will indemnify the underwriters thereof, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Common.

     (c) Indemnification by Stockholders.  In connection with any registration
         -------------------------------
statement in which a Stockholder is participating, each such Stockholder will furnish to PHC in writing such information with respect to the name and address of such Stockholder, the amount of

PHC securities held by such Stockholder and the nature of such holdings, and such other information as is required by PHC for use in connection with any such registration statement or prospectus. Each such participating Stockholder severally agrees to indemnify and hold harmless PHC, its directors, officers, agents, employees, representatives and each person or entity who controls PHC (within the meaning of the Securities Act) and any other Stockholder selling securities in such registration statement or any of its directors, officers, partners, agents or employees or any person who controls such Stockholder or underwriter, against any losses, claims, damages or liabilities (joint or several) and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement of material fact contained in any registration statement, any amendment or supplement thereto, any prospectus or preliminary prospectus or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information with respect to such holder so furnished in writing by such holder specifically for inclusion in or for use in the preparation of any prospectus or registration statement. In no event shall the liability of any selling holder of Registrable Common hereunder be greater in amount than the dollar amount of the net proceeds received by such holder upon the sale of the Registrable Common giving rise to such indemnification obligation. A Stockholder shall not be liable to PHC in any such case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and PHC failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

     (d) Conduct of Indemnification Proceedings.  Any person entitled to
         --------------------------------------
indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person will claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure to notify the indemnifying party shall not relieve it from its indemnification obligations to the indemnified party under this Agreement unless the resulting delay is materially prejudicial to the defense of such claim; provided, further, that the failure to deliver any such notice shall not relieve an indemnifying party of any liability or obligation that it may have to an indemnified party otherwise than pursuant to this Section 12. Unless in the reasonable judgment of counsel
                      ----------
to such indemnified party (i) a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim or (ii) the named parties to any such action, suit, proceeding or investigation (including any impleaded parties) include both an indemnifying party and an indemnified party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses of such counsel to be paid by the indemnifying party, if the indemnified party, based on the advice of counsel, reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.

     (e) Contribution.  If the indemnification provided for in this Section 12
         ------------                                               ----------
from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any untrue statement (or alleged untrue statement) of a material fact or omission (or alleged omission) to state a material fact has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 12(c), any legal or other fees or expenses
                         -------------
reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 12(d) were determined by pro rata
                              -------------
allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 12(d), no underwriter shall be
                                       -------------
required to contribute any amount in excess of the amount by which the total price at which the Registrable Common underwritten by it and distributed to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no selling holder shall be required to contribute any amount in excess of the amount by which the total price at which shares of the Registrable Common of such selling holder were offered to the public (net of any underwriter discounts and commissions) exceeds the amount of any damages which such selling holder has otherwise been required to pay by reason of such untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     If indemnification is available under this Section 12, the indemnifying
                                                ----------
parties shall indemnify each indemnified party to the full extent provided in Sections 12(a) and 12(b) without regard to the relative fault of said
--------------     -----
indemnifying party or indemnified party or any other equitable consideration provided for in this Section 12(d). The provisions of this Section 12 shall
                     -------------                          ----------
survive the termination of any or all of the other provisions of this Agreement and the completion of any offering of Registrable Common in a registration statement whether pursuant to this Agreement or otherwise.

13. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No holder of Registrable Common may participate in any underwritten registration hereunder unless such holder (a) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

14. TRANSFER OF REGISTRATION RIGHTS. The registration rights provided to the holders of Registrable Common hereunder may not be transferred to any other person or entity, except (a) pursuant to the laws of descent and distribution and (b) as permitted by such other agreements as may be entered into between the any Stockholders and PHC from time to time; provided that any such transferees shall be bound by and subject to the terms and conditions contained herein. PHC may not transfer its rights and obligations under this Agreement to any other person or entity without the prior written consent of the holders of two-thirds of the shares of Registrable Common then outstanding.

15.  MISCELLANEOUS.

     (a) Waiver of Registration Rights.  The registration rights provided to the
         -----------------------------
Stockholders under this Agreement are in substitution of, and not in addition to, the registration rights and ancillary rights of the Existing Holders under the Existing Registration Rights Documents. The Existing Holders hereby waive any and all registration rights they may have with respect to the registration of PHC securities as set forth in the Existing Registration Rights Documents. The Existing Holders acknowledge that they have no registration rights whatsoever with respect to PHC securities except as set forth in this Agreement.

     (b) Additional Future Stockholders.  The parties acknowledge that PHC
         ------------------------------
contemplates granting additional registration rights to various persons from time to time in the future. Any such person who executes a counterpart of this Agreement shall be deemed a Stockholder hereunder, with all the appurtenant rights, preferences, duties and responsibilities. PHC shall not be required to obtain the consent of the Stockholders, or any of them, to join additional persons to this Agreement as Stockholders; provided, however, that without the prior written consent of a majority in interest of the Financier Holders, PHC will not grant any additional demand registration rights.

     (c)  Amendments and Waivers.  Except as otherwise provided herein, the
          ----------------------
provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless PHC has obtained the written consent of holders of at least a majority of the shares of Registrable Common then outstanding and affected by such amendment, modification, supplement, waiver or departure; provided, however, that no such amendment, modification, supplement, waiver or departure that adversely affects the rights of the Subordinated Debtholders or the WPC/EGL Holders shall be effected without the consent of (i) two-thirds (2/3) of the holders of the shares of Registrable Common who are Subordinated Debtholders (if such change adversely affects the rights of the Subordinated Debtholders) and/or
(ii) two-thirds (2/3) of the holders of the shares of Registrable Common who are WPC/EGL Holders (if such change adversely affects the rights of the WPC/EGL Holders).

     (d)  Notices.  All notices and other communications provided for or
          -------
permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopies, registered or certified mail (return receipt requested), postage prepaid, or courier to the parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof). Notices sent by mail shall be effective when answered back, notices sent by telecopier shall be effective when receipt is acknowledged, and notices sent by courier guaranteeing next day delivery shall be effective on the next business day after timely delivery by the courier. Notices shall be sent to the following addresses:

          (i) if to a Stockholder, at the most current address given by such Stockholder to PHC in writing;

          (ii) if to PHC, at 990 Hammond Drive, Suite 300, Atlanta, Georgia 30328, with a copy to Jackson & Walker, 901 Main Street, Suite 6000, Dallas, Texas 75202, Attention: James S. Ryan, III.

     (e)  Successors and Assigns.  This Agreement shall inure to the benefit of
          ----------------------
and be binding upon the permitted successors and assigns of each of the parties.

     (f)  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (g)  Headings.  The headings in this Agreement are for convenience of
          --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (h)  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY
          -------------

AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THAT STATE.

     (i) Severability.  In the event that any one or more of the provisions
         ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Stockholders shall be enforceable to the fullest extent permitted by law.

     (j) Entire Agreement.  This Agreement is intended by the parties as a final
         ----------------
expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (k) Remedies.  In addition to being entitled to exercise all rights granted
         --------
by law, including recovery of damages, each Stockholder will be entitled to specific performance of its rights under this Agreement.

     EXECUTED as of the date first above written.

                                             PHC:
                                             ---

                                             PHYSICIAN HEALTH CORPORATION



                                             By:_______________________________


                                             STOCKHOLDERS:
                                             ------------


Date Executed ___________________            __________________________________
                                             Printed Name:


Date Executed ___________________            __________________________________
                                             Printed Name:

Date Executed ___________________            __________________________________
                                             Printed Name:

Date Executed ___________________            __________________________________
                                             Printed Name:

                              WESTON PRESIDIO CAPITAL II, L.P.

                              By: Weston Presidio Capital Management II, L.P.


                              By:______________________________________

                              Name (Print):____________________________

                              Title:___________________________________


                              MERCURY ASSET MANAGEMENT PLC, ON BEHALF OF ROWAN NOMINEES LIMITED


                              By:______________________________________

                              Name (Print):____________________________

                              Title:___________________________________


                              NATWEST VENTURES INVESTMENTS LIMITED


                              By:______________________________________

                              Name (Print):____________________________

                              Title:___________________________________


                              NATIONAL CITY VENTURE CORPORATION


                              By:______________________________________

                              Name (Print):____________________________

                              Title:___________________________________

                              BANCBOSTON INVESTMENTS INC.


                              By:______________________________________

                              Name (Print):____________________________

                              Title:___________________________________


                              ST. PAUL VENTURE CAPITAL IV, LLC


                              By:______________________________________

                              Name (Print):____________________________

                              Title:___________________________________


                              PARTECH U.S. PARTNERS III C.V.


                              By:______________________________________

                              Name (Print):____________________________

                              Title:___________________________________


                              U.S. GROWTH FUND PARTNERS C.V.


                              By:______________________________________

                              Name (Print):____________________________

                              Title:___________________________________

                              AXA U.S. GROWTH FUND LLC


                              By:______________________________________

                              Name (Print):____________________________

                              Title:___________________________________


                              DOUBLE BLACK DIAMOND II LLC


                              By:______________________________________

                              Name (Print):____________________________

                              Title:___________________________________


                              ALMANORI LIMITED


                              By:______________________________________

                              Name (Print):____________________________

                              Title:___________________________________


                              MULTINVEST LIMITED


                              By:_____________________________________

                              Name (Print):____________________________

                              Title:___________________________________



                              PARIBAS PRINCIPAL INCORPORATED

                              By:_____________________________________

                              Name (Print):____________________________

                              Title:___________________________________


                              PARIBAS CAPITAL FUNDING LLC


                              By:_____________________________________

                              Name (Print):____________________________

                              Title:___________________________________